EXHIBIT 10.95

FIFTH AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of March 25, 2021, and effective in accordance with Section 3 below, by and among TTEC HOLDINGS, INC. (formerly known as TeleTech Holdings, Inc.), a Delaware corporation (the “US Borrower” or the “Administrative Borrower”, as applicable), certain subsidiaries of the Administrative Borrower party hereto, the financial institutions party hereto as lenders (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders party to the Credit Agreement (as defined below) (“Agent”).

STATEMENT OF PURPOSE:

WHEREAS, the Borrowers, the Lenders from time to time party thereto and Agent are parties to the Amended and Restated Credit Agreement dated as of June 3, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the US Borrower hereby requests an Incremental Term Loan in an aggregate principal amount of $300,000,000 (the “Term Loan”) in accordance with, and as provided in, Section 2.9(b) of the Credit Agreement, which, for the avoidance of doubt, shall constitute utilization of the aggregate amount of Incremental Increases permitted thereunder;

WHEREAS, each financial institution providing any portion of the Term Loan (each an “Term Loan Lender”) is willing to provide the Term Loan as provided in, and on the terms and conditions contained in, this Amendment;

WHEREAS, each of (i) Bank of America, N.A., Bank of the West, and U.S. Bank, National Association, shall be syndication agents, (ii) PNC Bank, National Association, shall be documentation agent, and (iii) Wells Fargo Securities, LLC, BofA Securities, Inc., Bank of the West, and U.S. Bank, National Association, shall be joint lead arrangers and joint bookrunners, in connection with the Term Loan; and

WHEREAS, the Administrative Borrower has requested that the Credit Agreement be amended to permit the Term Loan in a manner permitted by Section 2.9(e) of the Credit Agreement, and otherwise consistent with, Section 2.9(b) and (d) of the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Capitalized Terms.  All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

Amendments to Credit Agreement.  As of the Fifth Amendment Effective Date (as defined below), pursuant to Section 2.9(e) of the Credit Agreement and subject to the terms and conditions hereof, the parties hereto agree that the Credit Agreement is amended as follows:

(a)General Amendments to Credit Agreement.  The body of the Credit Agreement is hereby amended to (a) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), (b) to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (c) move the green double-

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underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case, as set forth in the Credit Agreement attached hereto as Annex A;
(b)Amendment to Exhibits.  A new Exhibit J is hereby added to the Credit Agreement in the form attached hereto as Annex B;
(c)Amendment to Schedules.  Schedule 1 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex C.

Conditions to Effectiveness.  This Amendment shall be deemed to be effective upon the satisfaction of each of the following conditions to the reasonable satisfaction of Agent (such date the “Fifth Amendment Effective Date”):

(a)Executed Amendment.  Agent shall have received counterparts of this Amendment duly executed by Agent, each of the Term Loan Lenders and by an Authorized Officer of the Administrative Borrower and each Credit Party;
(b)Term Loan Notes.  Agent shall have received an Term Loan Note executed by US Borrower in favor of each Term Loan Lender that has requested a Term Loan Note at least two Business Days in advance of the effective date hereof;
(c)Officer’s Certificate of each Credit Party.  Agent shall have received an officer’s certificate for each Credit Party attaching copies of (i) the resolutions of the board of directors (or comparable official body) of such Credit Party evidencing approval of the execution and delivery of this Amendment and the execution of other Related Writings to which such Credit Party is a party, (ii) the Organizational Documents of such Credit Party certified on or about the date hereof by the Secretary of State or comparable entity in the state or states where such Credit Party is incorporated or formed (or a representation by an Authorized Officer of such Credit Party that the copies of such Organizational Documents previously provided to Agent have not been amended, supplemented or otherwise modified) and (iii) a good standing certificate or full force and effect certificate, as the case may be, for each Credit Party (dated no earlier than thirty (30) days prior to the date hereof) from the Secretary of State or comparable entity in the state or states where such Credit Party is incorporated or formed;
(d)Legal Opinions.  Agent shall have received opinions of counsel for the Credit Parties, in form and substance reasonably satisfactory to Agent;
(e)No Default or Event of Default.  No Default or Event of Default has occurred and is continuing as of the Fifth Amendment Effective Date or after giving pro forma effect to the Incremental Increase (including a pro forma calculation of the financial covenants set forth in Section 5.7 of the Credit Agreement); and
(f)Representations and Warranties.  All of the representations and warranties set forth in Article VI of the Credit Agreement shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of the Fifth Amendment Effective Date, or if such representation speaks as of an earlier date, as of such earlier date.

For purposes of determining compliance with the conditions specified in this Section 3, the Agent and each Term Loan Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or

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approved by or acceptable or satisfactory to a Term Loan Lender unless the Agent shall have received notice from such Term Loan Lender prior to the proposed Fifth Amendment Effective Date specifying its objection thereto.

Representations and Warranties.  By its execution hereof, each Credit Party hereby represents and warrants to Agent and the Lenders that, as of the date hereof after giving effect to this Amendment:

(a)each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

(b)no Default or Event of Default has occurred and is continuing as of the date hereof or after giving pro forma effect to the Incremental Increase (including a pro forma calculation of the financial covenants set forth in Section 5.7 of the Credit Agreement);

(c)it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and to perform and observe the provisions of this Amendment;

(d)this Amendment has been duly authorized and approved by such Credit Party’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(e)the execution, delivery and performance of this Amendment do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Liens permitted under Section 5.9 of the Credit Agreement) upon any assets or property of any Company under the provisions of, such Company’s Organizational Documents or any material agreement to which such Company is a party.

Effect of this Amendment.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

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Reaffirmations.  Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF BORROWERS, AGENT, AND THE LENDERS SHALL BE GOVERNED BY NEW YORK LAW, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

Counterparts.  This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Electronic Transmission.  Delivery of this Amendment by facsimile, telecopy or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.

Nature of Agreement.  For purposes of determining withholding Taxes imposed under FATCA from and after the effective date of this Amendment, the Administrative Borrower and Agent shall treat (and the Lenders hereby authorize Agent to treat) the Credit Agreement (as amended by this Amendment) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

ADMINISTRATIVE BORROWER:

TTEC HOLDINGS, INC., as Borrower

By:

Name:

Title:

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TTEC SERVICES CORPORATION, as Guarantor of Payment

By: Name: Title:

TTEC DIGITAL, LLC, as Guarantor of Payment

By: Name: Title:

TTEC GOVERNMENT SOLUTIONS, LLC, as Guarantor of Payment

By: Name: Title:

TELETECH SOUTH AMERICA HOLDINGS, LLC, as Guarantor of Payment

By: Name: Title:

TTEC HEALTHCARE SOLUTIONS, INC., as Guarantor of Payment

By: Name: Title:

MOTIF, INC., as Guarantor of Payment

By: Name: Title:

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AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, Swing Line Lender, Fronting Lender and Lender

By:

Name:

Title:

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BANK OF AMERICA, N.A., as Lender

By: Name: Title:

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BANK OF THE WEST, as Lender

By: Name: Title:

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U.S. BANK NATIONAL ASSOCIATION, as Lender

By: Name: Title:

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THE NORTHERN TRUST COMPANY, as Lender

By: Name: Title:

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PNC BANK, NATIONAL ASSOCIATION, as Lender

By: Name: Title:

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ANNEX A

Amended and Restated Credit Agreement

See attached.

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ANNEX B

Exhibit J to Amended and Restated Credit Agreement

See attached.

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ANNEX C

Amended Schedule 1 to Amended and Restated Credit Agreement

See attached.